UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

BOSTON PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in charter)

Delaware	0-50209	04-3372948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199

(Address of Principal Executive Offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K is furnished under Item 2.02—“Results of Operations and Financial Condition.” Such information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On October 24, 2007, Boston Properties, Inc. (the “Company”), the general partner of Boston Properties Limited Partnership, issued a press release announcing its financial results for the third quarter of 2007. That press release referred to certain supplemental information that is available on the Company’s website. The text of the supplemental information and the press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Boston Properties, Inc. Supplemental Operating and Financial Data for the quarter ended September 30, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Boston Properties, Inc. dated October 24, 2007).

99.2	Press release dated October 24, 2007 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Boston Properties, Inc. dated October 24, 2007).

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES LIMITED PARTNERSHIP

	By:	Boston Properties, Inc., its General Partner

Date: October 24, 2007	By:	/s/ Douglas T. Linde
Douglas T. Linde
President and Chief Financial Officer